UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 9, 2025

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

An Annual Meeting of Shareholders of Rave Restaurant Group, Inc. (the “Company”) was held on December 9, 2025. Of the 14,211,566 shares of common stock of the Company entitled to vote at the meeting, 9,563,003 shares were represented at the Annual Meeting in person or by proxy.

Proposal One – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Withheld
Clinton J. Coleman	6,300,350	229,666
William C. Hammett, Jr.	6,382,315	147,701
Robert B. Page	6,335,811	194,205
Mark E. Schwarz	6,267,784	262,232

Proposal Two - Ratification of Selection of Independent Accountants

Shareholders also ratified the selection of Whitley Penn LLP (“Whitley Penn”) as the independent registered public accounting firm of the Company for fiscal 2026. At the Annual Meeting, 9,502,343 shares were voted in favor of ratifying the selection of Whitley Penn; 12,675 shares were voted against ratifying the selection of Whitley Penn; and 47,985 shares abstained from voting on ratifying the selection of Whitley Penn.

 Proposal Three – Approval of   LTIP Proposal

Shareholders also were asked to approve the Company’s 2025 Long Term Incentive Plan (the “2025 LTIP Proposal”).  At the Annual Meeting, 6,337,247 shares were voted in favor of the 2025 LTIP Proposal; 174,182 shares were voted against the 2025 LTIP Proposal; and 18,587 shares abstained from voting on the 2025 LTIP Proposal.

Proposal No. 4 – Approval of Adjournment if Necessary

The Board of Directors submitted to the shareholders for authority to adjourn the Annual Meeting, if necessary, in the event there were insufficient votes at the time of the Annual Meeting to approve the 2025 LTIP Proposal (the “Adjournment Proposal”).  With respect to the Adjournment Proposal, 6,393,650 shares were voted in favor; 120,678 shares were voted against; with 15,688 shares abstaining.

          On Proposals 1, 3, and 4, there were a total of 3,032,987 broker non-votes.  No other matters were voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: December 12, 2025	By:	/s/ BRANDON L. SOLANO
Brandon Solano, President and Chief Executive Officer (principal executive officer)